SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2003

                               GENTA INCORPORATED
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               (Exact name of registrant specified in its charter)

   Delaware                       0-19635                         33-0326866
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(State or other                 (Commission                     (IRS Employee
jurisdiction of                 File Number)                 Identification No.)
incorporation)

Two Connell Drive
Berkeley Heights, NJ                                                     07922
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(Address of principal executive offices)                              (Zip Code)

           Registrant's telephone, including area code: (908) 286-9800
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         (Former name and former address, if changed since last report)

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Item 5. Other Events

      On September 18, 2003, the Company issued the press release attached to this Form as Exhibit 99.1 and such press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

      (c)       Exhibits

      (99.1)    Press Release dated September 18, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENTA INCORPORATED
                                        (Registrant)


                                 By:    /s/ RAYMOND P. WARRELL, JR., M.D.
                                        ---------------------------------
                                 Name:  Raymond P. Warrell, Jr., M.D.
                                 Title: Chairman, President, Chief Executive
                                        Officer and Principal Executive Officer


                                 By:    /s/ WILLIAM P. KEANE
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                                 Name:  William P. Keane
                                 Title: Vice President, Chief Financial Officer
                                        and Principal Accounting Officer

Dated: September 18, 2003

                                  EXHIBIT INDEX

      Exhibit
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      (99.1)    Press Release dated September 18, 2003.